IMPAIRMENT	12 Months Ended
Dec. 31, 2020
IMPAIRMENT
IMPAIRMENT

23. IMPAIRMENT

Goodwill impairment tests

Canadian Malartic Joint Operation

The estimated recoverable amount of the Canadian Malartic joint operation CGU as at December 31, 2020 and 2019 was determined on the basis of fair value less costs to dispose of the Canadian Malartic mine. The estimated recoverable amount of the Canadian Malartic mine was calculated by discounting the estimated future net cash flows over the estimated life of the mine, consisting of both open pit and underground operations, using a nominal discount rate of 6.40% (2019 - 5.00)%. The recoverable amount calculation was based on an estimate of future production levels applying short-term gold prices of $1,800 to $1,900 per ounce and long-term gold prices of $1,500 per ounce (in real terms) (2019 - short-term gold prices of $1,400 to $1,500 and long term gold prices of $1,350), foreign exchange rates of US$0.78:C$1.00 (2019 - US$0.76:C$1.00 to US$0.80:C$1.00), an inflation rate of 2.0% (2019 - 2.0)%, and capital, operating and reclamation costs based on applicable life of mine plans. Certain mineralization was valued by a cashflow extension approach where the mineralization is expected to have sufficiently similar economics to the mineralization of the Canadian Malartic mine.

At December 31, 2020 and 2019, the Canadian Malartic joint operation segment estimated recoverable amount exceeded its carrying amount. The discounted cash flow approach uses significant unobservable inputs and is therefore considered Level 3 fair value measurement under the fair value hierarchy.

CMC Exploration Assets

As a result of the acquisition of the additional 50.0% of the CMC Exploration Assets on March 28, 2018, the Company separated the CMC Exploration Assets from the Canadian Malartic joint operation into a distinct goodwill test performed for the Exploration segment as at December 31, 2020 and 2019. The estimated recoverable amount of the CMC Exploration Assets CGU was calculated by reference to comparable market transactions or by discounting the estimated future net cash flows over the estimated life of the mine using a nominal discount rate of 8.10% (2019 - 7.80)%. The recoverable amount calculation was based on an estimate of future production levels applying gold prices of $1,500 per ounce (in real terms) (2019 - $1,350), foreign exchange rates of US$0.78:C$1.00 (2019- US$0.76:C$1.00 to US$0.80:C$1.00), an inflation rate of 2.0% (2019 - 2.0)%, and capital, operating and reclamation costs based on applicable life of mine plans. At December 31, 2020 and 2019, the CMC Exploration Assets CGU estimated recoverable amount exceeded its carrying amount.

Impairment reversal

In 2020, the Company did not identify any indicators of impairment reversal on long-lived assets.

In 2019, the Meliadine mine achieved commercial production upon the completion of a two-year construction period that was characterized by higher risk due to uncertainty of completing the project according to plan, on time and within allocated capital plan. Subsequent to the commercial production, which was achieved ahead of schedule, the Company continued to ramp up the mine for a period of time and observed that the asset performed within expectations, resulting in a reduction of the specific risk premium embedded in the calculation of the discount rate previously applied in the calculation of the recoverable amount. The reduced risk premium in conjunction with other factors that steadily improved over time, including the updated life of mine plans, long-term gold prices and increased geological confidence with respect to certain mineralization, represented an observable indication that the recoverable amount of the CGU had significantly increased. There is significant judgement involved in the determination of whether a previously recognized impairment loss should be reversed.

The estimated recoverable amount of the Meliadine mine CGU as at December 31, 2019 was determined on the basis of fair value less costs to dispose and calculated by discounting the estimated future net cash flows over the estimated life of the mine using a nominal discount rate of 5.10%. The recoverable amount calculation was based on an estimate of future production levels applying short-term gold prices of $1,400 to $1,500 per ounce and long-term gold prices of $1,350 per ounce (in real terms), an inflation rate of 2.0%, and capital, operating and reclamation costs based on applicable life of mine plans. As the Meliadine mine CGU's estimated recoverable amount exceeded the previous carrying amount less amortization that would have been recognized had the assets not been impaired, an impairment reversal of $345.8 million ($223.4 million net of tax) was recognized in the impairment reversal line item in the consolidated statements of income. This impairment reversal in 2019, in combination with an impairment reversal recognized in 2016 of $83.0 million ($53.6 million net of tax), represented the full reversal of prior impairment allocated to long-lived assets, as adjusted for amortization. The discounted cash flow approach uses significant unobservable inputs and is therefore considered Level 3 fair value measurement under the fair value hierarchy.

Key Assumptions

The determination of the recoverable amount with level 3 input of the fair value hierarchy, includes the following key applicable assumptions:

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Discount rates were based on each asset group's weighted average cost of capital, of which the two main components are the cost of equity and the after-tax cost of debt. Cost of equity was calculated based on the capital asset pricing model, incorporating the risk-free rate of return based on local government marketable bond yields as at the valuation date, the Company's beta coefficient adjustment to the market equity risk premium based on the volatility of the Company's return in relation to that of a comparable market portfolio, plus a size premium and Company-specific risk factor. Cost of debt was determined by applying an appropriate market indication of the Company's borrowing capabilities and the corporate income tax rate applicable to each asset group's jurisdiction;

•	Gold price estimates were determined using forecasts of future prices prepared by industry analysts, which were available as at or close to the valuation date;
•	Foreign exchange estimates are based on a combination of currency forward curves and estimates that reflect the outlooks of major global financial institutions;
•	Estimated production levels, and future operating and capital costs are based on detailed life of mine plans and also take into account management's expected development plans; and
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Estimates of the fair value attributable to mineralization in excess of life of mine plans are based on various assumptions, including determination of the appropriate valuation method for mineralization and ascribing anticipated economics to mineralization in cases where only limited economic study has been completed.